SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  October 4, 2002
(Date of earliest event reported)

Commission File No. 333-74544



                    Bank of America Mortgage Securities, Inc.
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            Delaware                                       94-324470
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     (State of Incorporation)                          (I.R.S. Employer
                                                      Identification No.)



201 North Tryon Street, Charlotte, NC                                28255
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            Address of principal executive offices                  (Zip Code)



                                 (704) 387-2111
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.     Other Events
            ------------

            On July 12, 2002, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), amended the Pooling and Servicing Agreement relating to the Mortgage Pass-Through Certificates, Series 2002-6, dated as of June 25, 2001, among the Registrant, Bank of America, N.A., as servicer ("BANA") and The Bank of New York, as trustee (the "Agreement"), to change the definition of Priority Amount. A copy of the amendment is filed as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
------------------                     -----------
      (EX-4)                           Amendment No. 1, dated as of July 12,
                                       2002, to Pooling and Servicing
                                       Agreement, dated June 25, 2002, among
                                       Bank of America Mortgage Securities,
                                       Inc., Bank of America, N.A. and The Bank of New York, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES, INC.


October 4, 2002



                                    By:  /s/  Judy Lowman
                                       -----------------------------------------
                                       Name:  Judy Lowman
                                       Title: Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------
   (EX-4)               Amendment No. 1, dated as of July            E
                        12, 2002, to Pooling and Servicing
                        Agreement, dated June 25, 2002 among
                        Bank of America Mortgage Securities,
                        Inc., Bank of America, N.A. and The
                        Bank of New York, as trustee.